Exhibit 10.25

14930096

10-25-12

MODIFICATION AGREEMENT

THIS MODIFICATION AGREEMENT dated as of October 26, 2012 (this “Agreement”), is entered into by and among ADK THOMASVILLE OPERATOR, LLC (“Borrower 1”), ADK LUMBER CITY OPERATOR, LLC (“Borrower 2”), ADK JEFFERSONVILLE OPERATOR, LLC (“Borrower 3”), ADK LAGRANGE OPERATOR, LLC (“Borrower 4”), ADK POWDER SPRINGS OPERATOR, LLC (“Borrower 5”), ADK OCEANSIDE OPERATOR, LLC (“Borrower 6”), ADK THUNDERBOLT OPERATOR, LLC (“Borrower 7”), ADK SAVANNAH BEACH OPERATOR, LLC (“Borrower 8”), ATTALLA NURSING ADK, LLC (“Borrower 9”), MOUNTAIN TRACE NURSING ADK, LLC, an Ohio limited liability company (“Borrower 10”), MT. KENN NURSING, LLC (“Borrower 11”), ERIN NURSING, LLC (“Borrower 12”), CP NURSING, LLC (“Borrower 13”), BENTON NURSING, LLC (“Borrower 14”), VALLEY RIVER NURSING, LLC (“Borrower 15”), PARK HERITAGE NURSING, LLC (“Borrower 16”), HOMESTEAD NURSING, LLC (“Borrower 17”), WOODLAND MANOR NURSING, LLC (“Borrower 18”), MOUNTAIN VIEW NURSING, LLC (“Borrower 19”), NORTHRIDGE HC&R NURSING, LLC (“Borrower 20”), LITTLE ROCK HC&R NURSING, LLC (“Borrower 21”), WOODLAND HILLS HC NURSING, LLC (“Borrower 22”), APH&R NURSING, LLC (“Borrower 23”), GLENVUE H&R NURSING, LLC (“Borrower 24”), and COOSA NURSING ADK, LLC (“Borrower 25”), each a Georgia limited liability company except as hereinabove set forth (collectively, “Borrowers”), ADCARE HEALTH SYSTEMS, INC., an Ohio corporation (the “Guarantor”) (the Borrowers and the Guarantor being sometimes referred to herein collectively as the “Borrower/Guarantor Parties”), and THE PRIVATEBANK AND TRUST COMPANY, an Illinois banking corporation (“Lender”).

RECITALS

A.            The Borrower/Guarantor Parties and the Lender heretofore entered into the following documents (collectively, the “Documents”):

(i)            Loan and Security Agreement dated as of September 20, 2012 (the “Loan Agreement”), by and between the Borrowers and the Lender.

(ii)           Promissory Note dated September 20, 2012 (the “Note”), from the Borrowers to the Lender in the principal amount of $10,600,000.

(iii)          Guaranty of Payment and Performance dated as of September 20, 2012, by the Guarantor to and for the benefit of the Lender.

B.            The parties desire to make certain modifications and amendments to the Documents, as more fully provided for herein, all as modifications, amendments and continuations of, but not as novations of, the Documents.

AGREEMENTS

In consideration of the premises and the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

Section 1.              Recitals Part of Agreement; Defined Terms.

(a)           The foregoing Recitals are hereby incorporated into and made a part of this Agreement.

(b)           All capitalized terms used and not otherwise defined in this Agreement shall have the meanings set forth in the Loan Agreement.

Section 2.              Change in Definition of Application.  The defined term “Application” in Section 1.1 of the Loan Agreement is hereby modified and amended in its entirety to read as follows effective as of the date of this Agreement, with the existing defined term to continue to be effective for periods prior to the date of this Agreement:

Application:  One or more Applications for Irrevocable Standby Letters of Credit which either originally or after the joinder contained in Section 3.2(b) of this Agreement, are from Borrowers to Lender.

Section 3.              Change in Definition of Letter of Credit.  The defined term “Letter of Credit” in Section 1.1 of the Loan Agreement is hereby modified and amended in its entirety to read as follows effective as of the date of this Agreement, with the existing defined term to continue to be effective for periods prior to the date of this Agreement:

Letter of Credit:  One or more Irrevocable Standby Letters of Credit in an aggregate amount not to exceed the Letter of Credit Amount, issued by Lender in favor of one or more commercial insurance companies as beneficiary, for the account of one or more of Borrowers or AdCare.

Section 4.              Change in Definition of Letter of Credit Amount.  The defined term “Letter of Credit Amount” in Section 1.1 of the Loan Agreement is hereby modified and amended in its entirety to read as follows effective as of the date of this Agreement, with the existing defined term to continue to be effective for periods prior to the date of this Agreement:

Letter of Credit Amount:  $2,500,000, it being understood that the Letter of Credit Amount is a part of the Loan Amount and not in addition to the Loan Amount.

Section 5.              Change in Definition of Letter of Credit Documents.  The defined term “Letter of Credit Documents” in Section 1.1 of the Loan Agreement is hereby modified and amended in its entirety to read as follows effective as of the date of this Agreement, with the existing defined term to continue to be effective for periods prior to the date of this Agreement:

Letter of Credit Documents:  The following: (i) the Master Letter of Credit Agreement dated as of February 14, 2012, originally from Borrowers 14 through 19 to Lender, and joined in herein by the other Borrowers; (ii) the Master Letter of Credit Agreement dated as of October 15, 2012 from Borrowers to Lender; (iii) any subsequent Master Letter of Credit Agreement from Borrowers to Lender; and (iv) any Application for the issuance of a Letter of Credit from Borrowers in favor of Lender.

Section 6.              Change in Definition of Loan Amount.  The defined term “Loan Amount” in Section 1.1 of the Loan Agreement is hereby modified and amended in its entirety to read as follows effective as of the date of this Agreement, with the existing defined term to continue to be effective for periods prior to the date of this Agreement:

Loan Amount:  $10,600,000, which includes the $2,500,000 Letter of Credit Amount.

Section 7.              Changes in Letter of Credit Terms.

(a)           Section 3.2(a) of the Loan Agreement is hereby modified and amended in its entirety to read as follows effective as of the date of this Agreement, with the existing Section 3.2(a) of the Loan Agreement to continue to be effective for periods prior to the date of this Agreement:

(a)           Lender previously issued a Letter of Credit in the amount of $100,000 (the “$100,000 Letter of Credit”) pursuant to that certain Master Letter of Credit Agreement to which Borrowers 14 through 19 were a party, and an Application.  Such Letter of Credit is currently outstanding in the face amount of $100,000.  The $100,000 Letter of Credit and any other Letters of Credit issued by Lender pursuant to the terms of this Agreement shall each be deemed to be a Letter of Credit for purposes of this Agreement.

(b)           Section 3.2(e) of the Loan Agreement is hereby modified and amended in its entirety to read as follows effective as of the date of this Agreement, with the existing Section 3.2(e) of the Loan Agreement to continue to be effective for periods prior to the date of this Agreement:

(e)           Borrowers paid a non-refundable annual letter of credit fee to Lender in advance of the date of issuance of the $100,000 Letter of Credit.  Borrowers shall pay a non-refundable annual letter of credit fee to Lender in advance of the date of issuance of any subsequent Letter of Credit in such amount as shall be agreed between Borrowers and the Lender at the time such Letter of Credit is issued.  Borrowers shall also pay a non-refundable annual letter of credit fee to Lender in advance on each anniversary of the date of the issuance of each Letter of Credit, in an amount equal to 2.5% of the face amount of such Letter of Credit, or such other amount as shall be agreed between Borrowers and Lender at the time such Letter of Credit is issued.

Section 8.              Attachment to Note.  The Lender may, and prior to any transfer by it of the Note shall, attach a copy of this Agreement to the original Note and place an endorsement on the original Note making reference to the fact that such attachment has been made.

Section 9.              Representations and Warranties.  The term “Signing Entity” as used in this Section means any entity (other than a Borrower/Guarantor Party itself) that appears in the signature block of any Borrower/Guarantor Party in this Agreement or any of the Documents, if any.  In order to induce the Lender to enter into this Agreement, the Borrower/Guarantor Parties hereby represent and warrant to the Lender as follows as of the date of this Agreement and if different, as of the date of the execution and delivery of this Agreement:

(a)           Each Borrower is a limited liability company duly organized, validly existing and in good standing under the laws of the State of which is stated in the Preambles to this Agreement, and if such State is not the State in which its Facility is located, such Borrower is duly registered or qualified to transact business and in good standing in the State in which its Facility is located.  Each Borrower has all necessary power and authority to carry on its present business, and has full right, power and authority to enter into this Agreement and each of the Documents to which it is a party and to perform and consummate the transactions contemplated hereby and thereby.

(b)           The Guarantor is a corporation duly organized, validly existing and in good standing under the laws of the State of Ohio, has all necessary power and authority to carry on its present business, and has full right, power and authority to enter into this Agreement and each of the Documents to which it is a party and to perform and consummate the transactions contemplated hereby and thereby.

(c)           Each Signing Entity is duly organized, validly existing and in good standing under the laws of the State in which it is organized, has all necessary power and authority to carry on its present business, and has full right, power and authority to execute this Agreement and the Documents in the capacity shown in each signature block contained in this Agreement and the Documents in which its name appears, and such execution has been duly authorized by all necessary legal action applicable to such Signing Entity.

(d)           This Agreement and each of the Documents has been duly authorized, executed and delivered by such of the Borrower/Guarantor Parties as are parties thereto, and this Agreement and each of the Documents constitutes a valid and legally binding obligation enforceable against such of the Borrower/Guarantor Parties as are parties thereto.  The execution and delivery of this Agreement and the Documents and compliance with the provisions thereof under the circumstances contemplated therein do not and will not conflict with or constitute a breach or violation of or default under the organizational documents of any Borrower/Guarantor Party or any Signing Entity, or any agreement or other instrument to which any of the Borrower/Guarantor Parties or any Signing Entity is a party, or by which any of them is bound, or to which any of their respective properties are subject, or any existing law, administrative regulation, court order or consent decree to which any of them is subject.

(e)           The Borrower/Guarantor Parties are in full compliance with all of the terms and conditions of the Documents to which they are a party, and no Default or Event of Default has occurred and is continuing with respect to any of the Documents.

(f)            There is no litigation or administrative proceeding pending or threatened to restrain or enjoin the transactions contemplated by this Agreement or any of the Documents, or questioning the validity thereof, or in any way contesting the existence or powers of any of the Borrower/Guarantor Parties or any Signing Entity, or in which an unfavorable decision, ruling or finding would adversely affect the transactions contemplated by this Agreement or any of the Documents, or would result in any material adverse change in the financial condition, properties, business or operations of any of the Borrower/Guarantor Parties.

(g)           The statements contained in the Recitals to this Agreement are true and correct.

Section 10.            Documents to Remain in Effect; Confirmation of Obligations; References.  The Documents shall remain in full force and effect as originally executed and delivered by the parties, except as expressly modified and amended herein.  In order to induce the Lender to enter into this Agreement, the Borrower/Guarantor Parties hereby (i) confirm and reaffirm all of their obligations under the Documents, as modified and amended herein; (ii) acknowledge and agree that the Lender, by entering into this Agreement, does not waive any existing or future default or event of default under any of the Documents, or any rights or remedies under any of the Documents, except as expressly provided herein; (iii) acknowledge and agree that the Lender has not heretofore waived any default or event of default under any of the Documents, or any rights or remedies under any of the Documents; and (iv) acknowledge and agree that they do not have any defense, setoff or counterclaim to the payment or performance of any of their obligations under, or to the enforcement by the Lender of, the Documents, as modified and amended herein, including, without limitation, any defense, setoff or counterclaim based on the covenant of good faith and fair dealing.  All references in the Documents to any one or more of the Documents, or to the “Loan Documents,” shall be deemed to refer to such Document, Documents or Loan Documents, as the case may be, as modified and amended by this Agreement.  Electronic records of executed documents maintained by the Lender shall be deemed to be originals thereof.

Section 11.            Certifications, Representations and Warranties.  In order to induce the Lender to enter into this Agreement, the Borrower/Guarantor Parties hereby certify, represent and warrant to the Lender that all certifications, representations and warranties contained in the Documents and in all certificates heretofore delivered to the Lender are true and correct as of the date of this Agreement and if different, as of the date of the execution and delivery of this Agreement, and all such certifications, representations and warranties are hereby remade and made to speak as of the date of this Agreement and if different, as of the date of the execution and delivery of this Agreement.

Section 12.            Entire Agreement; No Reliance.  This Agreement sets forth all of the covenants, promises, agreements, conditions and understandings of the parties relating to the subject matter of this Agreement, and there are no covenants, promises, agreements, conditions or understandings, either oral or written, between them relating to the subject matter of this Agreement other than as are herein set forth.  The Borrower/Guarantor Parties acknowledge that they are executing this Agreement without relying on any statements, representations or warranties, either oral or written, that are not expressly set forth herein.

Section 13.            Successors.  This Agreement shall inure to the benefit of and shall be binding upon the parties and their respective successors, assigns and legal representatives.

Section 14.            Severability.  In the event any provision of this Agreement shall be held invalid or unenforceable by any court of competent jurisdiction, such holding shall not invalidate or render unenforceable any other provision hereof.

Section 15.            Amendments, Changes and Modifications.  This Agreement may be amended, changed, modified, altered or terminated only by a written instrument executed by all of the parties hereto.

Section 16.            Construction.

(a)           The words “hereof,” “herein,” and “hereunder,” and other words of a similar import refer to this Agreement as a whole and not to the individual Sections in which such terms are used.

(b)           References to Sections and other subdivisions of this Agreement are to the designated Sections and other subdivisions of this Agreement as originally executed.

(c)           The headings of this Agreement are for convenience only and shall not define or limit the provisions hereof.

(d)           Where the context so requires, words used in singular shall include the plural and vice versa, and words of one gender shall include all other genders.

(e)           The Borrower/Guarantor Parties and the Lender, and their respective legal counsel, have participated in the drafting of this Agreement, and accordingly the general rule of construction to the effect that any ambiguities in a contract are to be resolved against the party drafting the contract shall not be employed in the construction and interpretation of this Agreement.

Section 17.            Counterparts; Electronic Signatures.  This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same document.  Receipt of an executed signature page to this Agreement by facsimile or other electronic transmission shall constitute effective delivery thereof.  An electronic record of this executed Agreement maintained by the Lender shall be deemed to be an original.

Section 18.            Governing Law.  This Agreement is prepared and entered into with the intention that the law of the State of Illinois shall govern its construction and enforcement.

[SIGNATURE PAGE(S) AND EXHIBIT(S),

IF ANY, FOLLOW THIS PAGE]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

ADK THOMASVILLE OPERATOR, LLC
ADK LUMBER CITY OPERATOR, LLC
ADK JEFFERSONVILLE OPERATOR, LLC
ADK LAGRANGE OPERATOR, LLC
ADK POWDER SPRINGS OPERATOR, LLC
ADK OCEANSIDE OPERATOR, LLC
ADK THUNDERBOLT OPERATOR, LLC
ADK SAVANNAH BEACH OPERATOR, LLC
ATTALLA NURSING ADK, LLC
MOUNTAIN TRACE NURSING ADK, LLC
MT. KENN NURSING, LLC
ERIN NURSING, LLC
CP NURSING, LLC
BENTON NURSING, LLC
VALLEY RIVER NURSING, LLC
PARK HERITAGE NURSING, LLC
HOMESTEAD NURSING, LLC
WOODLAND MANOR NURSING, LLC
MOUNTAIN VIEW NURSING, LLC
NORTHRIDGE HC&R NURSING, LLC
LITTLE ROCK HC&R NURSING, LLC
WOODLAND HILLS HC NURSING, LLC
APH&R NURSING, LLC
GLENVUE H&R NURSING, LLC
COOSA NURSING ADK, LLC

By	/s/ Christopher F. Brogdon
Christopher F. Brogdon, Manager of Each Borrower

ADCARE HEALTH SYSTEMS, INC.

By	/s/ Christopher F. Brogdon
Christopher F. Brogdon, Vice Chairman and Chief Acquisition Officer

- AdCare Portfolio Operator Loan Modification Agreement -

- Signature Page 1 -

THE PRIVATEBANK AND TRUST COMPANY

By	/s/ Amy K. Hallberg
Amy K. Hallberg, Managing Director

- AdCare Portfolio Operator Loan Modification Agreement -

- Signature Page 2 -